Exhibit 10(iii)

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 26, 2007, by and among the following: (i) AMERICAN GREETINGS CORPORATION, an Ohio corporation (the “Company”); (ii) the Subsidiary Guarantors, as defined in the Credit Agreement referred to below; (iii) the Lenders, as defined in the Credit Agreement, signatory hereto; and (iv) NATIONAL CITY BANK, as Global Agent, as defined in the Credit Agreement.

RECITALS:

A.        The Company has entered into the Credit Agreement, dated as of April 4, 2006 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”), with the Foreign Subsidiary Borrowers (as defined therein) from time to time party thereto, the lenders from time to time party thereto (herein, together with their respective successors and assigns, collectively, the “Lenders”), National City Bank, as the Global Agent, joint lead arranger, joint bookrunner, Swing Line Lender and LC Issuer, UBS Securities LLC, as joint lead arranger, joint bookrunner and Syndication Agent, and KeyBank National Association, JPMorgan Chase Bank, N.A., and LaSalle Bank National Association, as Co-Documentation Agents.

B.        The Company has requested the Global Agent and the Term Lenders agree to amend certain provisions of the Credit Agreement, as set forth herein.

C.        The Global Agent and the Lenders signatory hereto are willing to agree to such amendments pursuant to the terms and subject to the conditions set forth herein.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall have such meaning ascribed to it in the Credit Agreement.

Section 2. Amendments.

2.1     Amendment to Term Loan Availability Period. The definition of “Term Loan Availability Period” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Term Loan Availability Period” means the period from the Closing Date until the second anniversary of the Closing Date.

2.2     Amendment to Term Commitment Fees. Section 2.14(a)(ii) of the Credit Agreement is hereby amended and restated as follows:

(ii) The Company agrees to pay to the Global Agent, for the ratable benefit of each Non-Defaulting Lender that is a Term Lender as consideration for the Term Commitment, commitment fees (the “Term Commitment Fees”) based upon such Lender’s Term Loan Percentage of the Total Term Loan Commitment in effect on each day, during the Term Loan Availability Period, computed for each day at a rate per annum equal to (A) 0.75% times (B) the Unutilized Total Term Commitment in effect on such day.

Section 3. Decrease in Commitment; Reallocation; Amendment to Schedule 1.

3.1     Decrease in Term Commitments. The Global Agent and the Term Lenders acknowledge that in accordance with Section 2.15(c) of the Credit Agreement, the Company has provided notice of a reduction of the Term Commitments from an aggregate amount of $300,000,000 to $100,000,000, with such reduction to be effective as of the date of this Amendment.

3.2     Reallocation. Concurrently herewith the Term Lenders have agreed to reallocate their respective Term Commitments such that the Term Commitments from and after the date hereof shall be as set forth on Schedule 1 to the Credit Agreement as amended and attached to this Amendment as Schedule 1, and the Company and the Subsidiary Guarantors hereby consent to such reallocation.

3.3     Amendment to Schedule 1. In connection with the foregoing decrease in the Term Commitments and the above referenced reallocation of Term Commitments, and after giving effect thereto, Schedule 1 to the Credit Agreement is hereby replaced with Schedule 1 attached hereto.

Section 4. Effectiveness. The amendments and reallocation set forth above shall become effective as of the date hereof, if on or before the date hereof, the following conditions precedent have been satisfied:

(a)        this Amendment shall have been executed by the Company, the Subsidiary Guarantors, the Term Lenders and the Global Agent, and counterparts hereof as so executed shall have been delivered to the Global Agent;

(b)        the Company shall have executed and delivered to the Global Agent and the Term Lenders such replacement or additional Term Notes as shall be required by the Global Agent to evidence the Term Commitment allocations set forth on Schedule 1 hereto;

(c)        the Company shall have executed and delivered to the Global Agent the fee letter dated as of February 26, 2007 and paid the fees set forth therein; and

(d)        the Company shall have executed and delivered to the Global Agent such other agreements, instruments and other documents as the Global Agent may reasonably request.

Upon the satisfaction of the foregoing conditions precedent, this Amendment shall be binding upon and inure to the benefit of the Company, each Lender and the Global Agent and their respective permitted successors and assigns. After this Amendment becomes effective, the Global Agent shall furnish a copy of this Amendment to each Lender and the Company.

Section 5. Miscellaneous.

5.1     Representations and Warranties.

(a)        Each Credit Party, by signing below, hereby represents and warrants to the Global Agent and the Lenders that:

(i) such Credit Party has the legal power and authority to execute and deliver this Amendment;

(ii) the officers executing this Amendment on behalf of such Credit Party have been duly authorized to execute and deliver the same and bind such Credit Party with respect to the provisions hereof;

(iii) the execution and delivery hereof by such Credit Party and the performance and observance by such Credit Party of the provisions hereof do not violate or conflict with the Organizational Documents of such Credit Party or any law applicable to such Credit Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Credit Party;

(iv) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; and

(v) upon the execution and delivery of this Amendment by such Credit Party, this Amendment shall constitute a valid and binding obligation of such Credit Party in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(b)        The Company, by signing below, hereby represents and warrants to the Global Agent and the Lenders that each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

5.2     Waiver of Claims. Each Credit Party hereby waives and releases the Global Agent, the Collateral Agent, and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Credit Party is aware arising out of or relating to the Credit Agreement and/or the other Loan Documents, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5.3     Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Company agrees to pay on demand all reasonable costs and expenses incurred by the Global Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Global Agent’s special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Global Agent, the Collateral Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

5.4     Agreements Unaffected. Each reference to the Credit Agreement herein or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

5.5     Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

5.6     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by facsimile or electronic transmission, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.7     Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH CREDIT PARTY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

5.8     JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

AMERICAN GREETINGS CORPORATION

By:	/s/ Gregory M. Steinberg
	Name:	Gregory M. Steinberg
	Title:	Treasurer

AGC, INC.

A.G.C. INVESTMENTS, INC.

A.G. EUROPE, INC.

A.G. INDUSTRIES, INC.

A.G. (UK), INC.

CARLTON CARDS RETAIL, INC.

CLOUDCO, INC.

CREATACARD, INC.

CREATACARD INTERNATIONAL

LEASING, INC.

CUSTOM HOLDINGS, INC.

GIBSON GREETINGS, INC.

JOHN SANDS (AUSTRALIA) LTD.

JOHN SANDS (N.Z.) LTD.

JOHN SANDS HOLDING CORP.

LEARNING HORIZONS, INC.

MEMPHIS PROPERTY CORPORATION

PLUS MARK, INC.

QUALITY GREETING CARD

DISTRIBUTING COMPANY, INC.

THOSE CHARACTERS FROM

CLEVELAND, INC.

AG INTERACTIVE, INC.

By:	/s/ Gregory M. Steinberg
Name: Gregory M. Steinberg
Title: Treasurer

AGCM, INC. AG.COM, INC. EGREETINGS NETWORK, INC. MIDIRINGTONES, LLC

By:	/s/ Gregory M. Steinberg
Name: Gregory M. Steinberg
Title: Treasurer

AGC HOLDINGS, INC.

By:	/s/ Gregory M. Steinberg
Name: Gregory M. Steinberg
Title: Treasurer

NATIONAL CITY BANK, as the Global Agent, the Collateral Agent, the Swing Line Lender, a LC Issuer, and a Lender

By:	/s/ Patrick M. Pastore
Name: Patrick M. Pastore
Title: Executive Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Governor & Company of the Bank of Ireland

	By:	/s/ Carla Ryan
Name: Carla Ryan
Title: Associate Director

	By:	/s/ Noelle McGrath
Name: Noelle McGrath
Title: Manager

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	HSBC Bank USA, National Association

	By:	/s/ Robert J. McArdle
Name: Robert J. McArdle
Title: Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Bank of New York

	By:	/s/ Kenneth R. McDonnell
Name: Kenneth R. McDonnell
Title: Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Grayson & Co

	By:	Boston Management And Research As Investment Advisor

	By:	/s/ Craig P.
Name: Craig P.
Title: Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Eaton Vance Institutional Senior Loan Fund

	By:	Eaton Vance Management As Investment Advisor

	By:	/s/ Craig P.
Name: Craig P.
Title: Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	BAYERISCHE HYPO-UND VEREINSBANK AG. New York Branch

	By:	/s/ Richard Cordover
Name: Richard Cordover
Title: Director

	By:	/s/ Betsy Hudson
Name: Betsy Hudson
Title: Loan Specialist

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	LATITUDE CLO IL LTD

	By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Sumitomo Trust & Banking Co., Ltd. New York Branch

	By:	/s/ Elizabeth A. Quirk
Name: Elizabeth A. Quirk
Title: Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	U.S. Bank N.A.

	By:	/s/ Michael P. Dickman
Name: Michael P. Dickman
Title: Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	UBS AG. Stamford Branch

	By:	/s/ Douglas Gervolino
		Name:	Douglas Gervolino
		Title:	Associate Director Banking Products Services, US

	By:	/s/ Toba Lumbantobing
		Name:	Toba Lumbantobing
		Title:	Associate Director
Banking Products Services, US

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	LightPoint CLO 2004-1, Ltd.

	By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Director

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	KeyBank National Association

	By:	/s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	MetLife Bank, National Association

	By:	/s/ Matthew J. McInerny
Name: Matthew J. McInerny
Title: Assistant Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	PNC Bank, National Association

	By:	/s/ Joseph G. Moran
Name: Joseph G. Moran
Title: Managing Director

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	AIB Debt Management Limited

	By:	/s/ Roisin O’Connell
		Name:	Roisin O’Connell
		Title:	Vice President Investment Advisor to AIB Debt Management, Limited

	By:	/s/ Joseph Augustini
		Name:	Joseph Augustini
		Title:	Senior Vice President Investment Advisor to AIB Debt Management, Limited

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	ACA CLO 2006 – 1 Limited

	By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	LaSalle Bank National Association

	By:	/s/ Brian H. Gallagher
		Name:	Brian H. Gallagher
		Title:	Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	GANNETT PEAK CLO I, LTD.
By McDonnell Investment Management, LLC, as Investment Manager

	By:	/s/ Kathleen A. Zann
		Name:	Kathleen A. Zann
		Title:	Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	North Fork Business Capital Corporation

	By:	/s/ Steve Goetschius
		Name:	Steve Goetschius
		Title:	Senior Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Grand Central Asset Trust, EAP Series

	By:	/s/ Roy Hykal
		Name:	Roy Hykal
		Title:	Attorney-in-fact

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Grand Central Asset Trust, ECL Series

	By:	/s/ Roy Hykal
		Name:	Roy Hykal
		Title:	Attorney-in-fact

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Mizuho Corporate Bank, Ltd.

	By:	/s/ Raymond Ventura
		Name:	Raymond Ventura
		Title:	Deputy General Manager

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	SHASTA CLO I

	By:	/s/ John M. Casparian
		Name:	John M. Casparian
		Title:	Senior Managing Director
Churchill Pacific Asset Management LLC

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	SIERRA CLO II

	By:	/s/ John M. Casparian
		Name:	John M. Casparian
		Title:	Senior Managing Director
Churchill Pacific Asset Management LLC

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture CDO 2002, Limited
By its investment advisor,
MJX Asset Management LLC

	By:	/s/ Atha Baugh
		Name:	Atha Baugh
Title:

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture II CDO 2002, Limited
By its investment advisor,
MJX Asset Management LLC

	By:	/s/ Atha Baugh
		Name:	Atha Baugh
Title:

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture III CDO Limited
By its investment advisor,
MJX Asset Management LLC

	By:	/s/ Atha Baugh
		Name:	Atha Baugh
Title:

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture IV CDO Limited
By its investment advisor,
MJX Asset Management LLC

	By:	/s/ Atha Baugh
		Name:	Atha Baugh
Title:

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture V CDO Limited
By its investment advisor,
MJX Asset Management LLC

	By:	/s/ Atha Baugh
		Name:	Atha Baugh
Title:

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture VI CDO Limited
By its investment advisor,
MJX Asset Management LLC

	By:	/s/ Atha Baugh
		Name:	Atha Baugh
Title:

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Venture VII CDO Limited
By its investment advisor
MJX Asset Management LLC

	By:	/s/ Atha Baugh
		Name:	Atha Baugh
Title:

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Vista Leveraged Income Fund
By its investment advisor,
MJX Asset Management LLC

	By:	/s/ Atha Baugh
		Name:	Atha Baugh
Title:

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	BLUE SHIELD OF CALIFORNIA

	By:	/s/ Alex Guang Yu
		Name:	Alex Guang Yu
		Title:	Authorized Signatory

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	FRANKLIN CLO V, LTD

	By:	/s/ Alex Guang Yu
		Name:	Alex Guang Yu
		Title:	Authorized Signatory

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	FRANKLIN FLOATING RATE
DAILY ACCESS FUND

	By:	/s/ Richard Hsu
		Name:	Richard Hsu
		Title:	Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Franklin Floating Rate Master Series

	By:	/s/ Richard Hsu
		Name:	Richard Hsu
		Title:	Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Eagle Master Fund ltd.
By: Citigroup Alternative Investments LLC, As Investment Manager for and on behalf of Eagle Master Fund Ltd.

	By:	/s/ Maura Connor
		Name:	Maura Connor
		Title:	VP

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	LMP Corporate Loan Fund, Inc.
(f/k/a Citigroup Investments Corporate Loan Fund, Inc.) By: Citigroup Alternative Investments LLC

	By:	/s/ Maura Connor
		Name:	Maura Connor
		Title:	VP

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	The Northern Trust Company

	By:	/s/ Jeffrey P. Sullivan
		Name:	Jeffrey P. Sullivan
		Title:	Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	SCOTIABANC INC.

	By:	/s/ William E. Zarrett
		Name:	William E. Zarrett
		Title:	Managing Director

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	PB Capital Corporation

	By:	/s/ Ronni J. Leopold
		Name:	Ronni J. Leopold
		Title:	Vice President

	By:	/s/ Kevin M. Higgins
		Name:	Kevin M. Higgins
		Title:	Assistant Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate

	By:	/s/ Cooper
		Name:	Cooper
		Title:	Managing Director

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

	By:	/s/ Cooper
		Name:	Cooper
		Title:	Managing Director

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	ERSTE BANK

	By:	/s/ Paul Judicke
		Name:	Paul Judicke
		Title:	Executive Director

	By:	/s/ John Fay
		Name:	John Fay
		Title:	Executive Director

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	CAPE BRETON

	By:	/s/ Wendy Cheung
		Name:	Wendy Cheung
		Title:	Authorized Signatory

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Black Rock Floating Rate Income Strategies Fund, Inc.

	By:	/s/ AnnMarie Smith
		Name:	AnnMarie Smith
		Title:	Authorized Signatory

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	BABSON CLO LTD. 2006-II
By: Babson Capital management LLC as Collateral Manager

	By:	/s/ Dongbing Hu
		Name:	DONGBING HU
		Title:	Associate Director

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	DZ BANK AG Deutsche Zentralgenossenschaftsbank Frankfurt am Main

	By:	/s/ Paul Fitzpatrick
		Name:	Paul Fitzpatrick
		Title:	Vice President

	By:	/s/ James Kyprios
		Name:	James Kyprios
		Title:	Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	Galaxy VI CLO, Ltd By: AIG Global Investment Corp., Its Collateral Manager

	By:	/s/ Chang W. Chung
		Name:	Chang W. Chung
		Title:	Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	SunAmerica Life Insurance Company By: AIG Global Investment Corp., Its Investment Adviser

	By:	/s/ Chang W. Chung
		Name:	Chang W. Chung
		Title:	Vice President

Signature Page

to

Amendment No. 2 to Credit Agreement

by and among American Greetings Corporation, the Subsidiary Guarantors,

National City Bank, as the Global Agent, and

the Lenders party thereto

Name of Institution:	KZH SOLEIL-2 LLC

	By:	/s/ Wai Kee Lee
		Name:	Wai Kee Lee
		Title:	Authorized Agent